SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 15, 2004

Date of Report (Date of earliest event reported)

DAIMLERCHRYSLER MASTER OWNER TRUST

(Exact name of registrant as specified in its charter)

Delaware	333-73570	26-6015118
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 Stanton Christiana Drive, Newark, Delaware 19713

(Address of principal executive offices) (Zip Code)

(248) 427-2565

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
Monthly Report to Holders of Asset Backed Notes

Item 5. Other Events

     On the payment date June 15, 2004, payments were made to the holders of DaimlerChrysler Master Owner Trust Series.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

(a)	Financial statement of businesses acquired:

None

(b)	Pro forma financial information:

None

(c)	Exhibits:

Exhibit 99:	Monthly report to holders of the
Asset Backed Notes, relating to
the June 15, 2004 Payment Date.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DaimlerChrysler Master Owner Trust (Registrant)
By:	DaimlerChrysler Services North America LLC, as
Administrator

By:	/s/ Mark L. Davis

Mark L. Davis
Assistant Controller

Date: June 18, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description

99	Monthly report to holders of the Asset Backed Notes, relating to the June 15, 2004 Payment Date.

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